UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2025
Sun Country Airlines Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-40217	82-4092570
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2005 Cargo Road
Minneapolis, Minnesota	55450
(Address of principal executive offices)	(Zip Code)
(651) 681-3900
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNCY	The Nasdaq Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

a.    On June 11, 2025, Sun Country Airlines Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the final results of such voting are set forth below. A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2025.

b.    Proposal 1. To reelect Thomas C. Kennedy, Gail Peterson, and Jennifer Vogel to the board of directors of the Company (the “Board”) as Class I directors, in each case, for a term of three years expiring at the annual meeting of stockholders to be held in 2028. The Company’s stockholders duly elected Thomas C. Kennedy, Gail Peterson, and Jennifer Vogel, by at least a plurality of the votes cast, to serve as Class I directors until the 2028 annual meeting of stockholders and until his or her successor is duly elected and qualified. The results of the voting were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas C. Kennedy	44,086,446	2,539,803	3,100,554
Gail Peterson	31,783,247	14,843,002	3,100,554
Jennifer Vogel	43,647,547	2,978,702	3,100,554

Proposal 2. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The Company’s stockholders approved the compensation of the Company’s named executive officers. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,107,066	1,256,178	263,005	3,100,554

Proposal 3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,477,260	234,515	15,028	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 13, 2025	Sun Country Airlines Holdings, Inc.

	By:	/s/ Erin Rose Neale
		Name:	Erin Rose Neale
		Title:	Senior Vice President, General Counsel and Secretary